SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act


                                  June 30, 2003
                                 Date of Report
                        (Date of Earliest Event Reported)


                              GENIUS PRODUCTS, INC.
             (Exact Name of Registrant as Specified in its Charter)


                            11250 El Camino Real #100
                           San Diego, California 92130
                    (Address of principal executive offices)


                                 (858) 793-8840
                         (Registrant's telephone number)





    Nevada                          0-27915                      88-0363979
(State or other                   (Commission                (I.R.S. Employer
Jurisdiction of                   File Number)               Identification No.)
Incorporation)





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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

   (a) Financial Statements of Business Acquired. Not applicable.

   (b) Pro Forma Financial Information. Not applicable.

   (c) Exhibits.

         No.      Description
         --------------------

           99.1        Press release

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  June 30, 2003                      GENIUS PRODUCTS, INC.


                                          By: /S/ KLAUS MOELLER
                                          --------------------------------------
                                          Klaus Moeller, Chief Executive Officer